MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO              ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--High Income Portfolio and the Credit Suisse First Boston High Yield Bond Index, from September 28, 1998 through December 31, 1999

                       High Income                CSFB High Yield
                        Portfolio                    Bond Index
                        ---------                    ----------
Sep-98                   $10,000                       $10,000
Oct-98                   $10,083                        $9,801
Nov-98                   $10,608                       $10,298
Dec-98                   $10,516                       $10,274
Jan-99                   $10,702                       $10,371
Feb-99                   $10,651                       $10,349
Mar-99                   $10,830                       $10,443
Apr-99                   $11,033                       $10,674
May-99                   $10,880                       $10,559
Jun-99                   $10,923                       $10,564
Jul-99                   $10,948                       $10,569
Aug-99                   $10,830                       $10,475
Sep-99                   $10,838                       $10,395
Oct-99                   $10,779                       $10,344
Nov-99                   $10,864                       $10,484
Dec-99                   $11,086                       $10,611

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
-------------------------------------------------------------------
                                 6 Months    1 Year     Inception*
High Income Portfolio              1.49       5.42        8.54
CSFB High Yield Bond Index         0.45       3.28        4.54

* Inception: since commencement of issuance on September 28, 1998.

  The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--High Income Portfolio versus the Credit Suisse First Boston High Yield Bond Index. It is important to note the High Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT

Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--High Income Portfolio (the "Portfolio"), for the year ended December 31, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] Slightly more than a year ago, the world seemed on the brink of a precipice. It all began in August 1998 with a Russian devaluation and ensuing default, which exposed the excessive leverage in the system (hedge funds and dealers). A global margin call caused the capital markets to seize up and a massive "flight-to-quality" into on-the-run U.S. Treasurys occurred. Investors braced for a global recession or depression marked by rampant deflation. In January of 1999, fears of deflation turned to fears of inflation as evidence mounted that the global economy was not collapsing but actually rebounding. With the resumption of global growth and the continuation of one of the longest U.S. expansions on record, interest rates began to rise, creating difficult conditions for the bond markets.

     Faced with an extremely tight labor market and accelerating global growth, the Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps of emergency easings engineered in late 1998 to stave off the global financial crisis. By year-end, the 30-year Treasury bond's yield had increased to 6.48%, just below its two-year high of 6.49% and finishing the year with its worst annual price performance ever. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.46% at the beginning of the year to a yield of 5.31% at its close.

     High-yield bonds achieved modest gains for the year, gaining 3.28% as measured by the Credit Suisse First Boston High Yield Bond Index. Despite these gains the high-yield spreads to Treasurys did not return to their levels before the Russian debt crisis of August 1998. (The spread is the difference in yield or income securities must pay to compensate for their greater risk relative to U.S. Treasurys.)

OUTLOOK

     With the evidence suggesting that Y2K-related problems have been avoided, we think the Fed will focus initially on its near-term chore of mopping up the flood of liquidity it provided to the banking system ahead of the year-end changeover. Beyond that, however, is the more enduring question of how much growth the economy can enjoy without re-igniting inflation. While sympathetic to the argument for a new, inflation-free economy driven by productivity gains and excess capacity, the Fed remains cautious. Interest rates appear headed higher, with unemployment at 30-year lows, consumer confidence near record highs, equity markets ebullient, and economic expansion underway around much of the globe.

     At its most recent Open Market Committee meeting in February the Fed again raised rates by 25 bps. We expect an active Fed and rising rates across the yield curve in the first half of 2000. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we believe the spread sectors--mortgages, agencies, investment-grade corporate and high-yield bonds--will perform well.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO              ANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
For the year ended December 31, 1999, the Portfolio outperformed its benchmark, the CSFB High Yield Bond Index. Sector allocation made the greatest contribution to Portfolio performance during the fiscal year.

SECTOR ALLOCATION*

As of 12/31/99                    %         As of 6/30/99                    %
--------------------------------------------------------------------------------
Communications (fixed)          21.3        Communications (fixed)          15.4
Cable                           13.6        Cable                           12.9
Technology                       7.9        Retail                           6.2
Service                          7.8        Service                          8.1
Communications (mobile)          5.7        Hotels and Lodging               5.8
--------------------------------------------------------------------------------
Total                           56.3        Total                           48.4

TOP TEN HOLDINGS*

As of 12/31/99                    %         As of 6/30/99                    %
--------------------------------------------------------------------------------
Park Place Entertainment         3.9        Park Place Entertainment         3.7
Ames Department Stores           3.0        Ames Department Stores           2.9
Knology Holdings                 2.7        Knology Holdings                 2.3
Advance Stores Company           2.6        Host Marriott L.P.               2.2
Intersil Corporation             2.5        NTL Communications               2.1
Host Marriott L.P.               2.3        Spectrasite Holdings             2.2
NTL Communications               2.2        EchoStar DBS                     2.0
Spectrasite Holdings             2.2        Hyperion Telecommunications      2.0
SCG Holdings                     2.2        Metromedia Fiber Network Inc.    2.0
Hyperion Telecommunications      2.1        Nextlink Communications          2.0
--------------------------------------------------------------------------------
Total                           25.7        Total                           23.4

The Portfolio's top sector remained fixed communications (conventional telephone systems), emphasizing companies that own fiber optic networks, such as Metromedia Fiber (2.1%) and Northeast Optic Network (1.1%).* We believe these companies will benefit as the standard for telecommunications service shifts to a combination of voice and data transmission. In cable, we favor new entrants that offer integrated voice, data and video, such as RCN Corporation (1.4%) and Knology Holdings (2.7%) in the U.S., and United Pan European overseas (2.1%).


* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

CREDIT QUALITY*

                                12/31/99                        6/30/99
--------------------------------------------------------------------------------
Cash                               --                              3.3%
BB & Higher                       28.6%                           21.8
B                                 59.7                            50.1
CCC & Lower                        3.0                             6.4
Non-Rated                          8.3                            12.2
Equity/Preferred                   0.4                             6.2
--------------------------------------------------------------------------------
Total                            100.0                           100.0

GOING FORWARD

We see the greatest opportunity in the high end of the single-B sector, where yields of up to 13% are available with less credit risk than CCC-rated bonds. We expect to maintain our focus on high single-B credits going forward.

The high yield sector has been in a bear market since August 1998, after Russia devalued the ruble. With Y2K behind us and apparently a non-event, we think the high-yield market can solidify the gains it made toward the end of the fiscal year. We believe the Portfolio is well positioned to benefit from any rebound--we think overall credit quality is good and the Portfolio is well diversified.

PORTFOLIO STATISTICS*

                                12/31/99         6/30/99        12/31/98
--------------------------------------------------------------------------------
Weighted Average Maturity        7.36 yrs        8.02 yrs        8.88 yrs
Weighted Average Duration        4.88 yrs        5.31 yrs        5.45 yrs
Net Assets ($mm)                 $12.56          $12.87          $10.93
--------------------------------------------------------------------------------

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander               /s/ Brian M. Storms
Margo Alexander                   Brian M. Storms
Chairman and                      President and
Chief Executive Officer           Chief Operating Officer
Mitchell Hutchins                 Mitchell Hutchins
Asset Management Inc.             Asset Management Inc.



* Weightings represent percentages of portfolio assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1999

PRINCIPAL
AMOUNT                                                                    MATURITY        INTEREST
 (000)                                                                     DATES            RATES         VALUE
---------                                                                 ----------      -----------    --------
CORPORATE BONDS--97.70%
AUTOMOTIVE--1.79%
$     250  HDA Parts Systems Incorporated .......................          08/01/05         12.000%     $ 225,000
                                                                                                      -----------
CABLE--13.31%
      250  21st Century Telecom Group Incorporated ..............          02/15/08         12.250+       167,500
      500  Knology Holdings Incorporated ........................          10/15/07         11.875+       335,000
      250  NTL Incorporated .....................................          10/01/08         11.500        270,000
      125  Park 'N View Incorporated ............................          05/15/08         13.000         93,750
      250  RCN Corporation ......................................          10/15/07         11.125+       176,875
      250  UIH Australia/Pacific Incorporated ...................          05/15/06         14.000+       215,000
      250  United International Holdings Incorporated ...........          02/15/08         10.750+       158,125
      250  United Pan Europe Communications .....................          08/01/09         10.875        256,250
                                                                                                      -----------
                                                                                                        1,672,500
                                                                                                      -----------
CHEMICALS--3.07%
      250  Lyondell Chemical Company ............................          05/01/07          9.875        256,250
      125  ZSC Specialty** ......................................          07/01/09         11.000        129,063
                                                                                                      -----------
                                                                                                          385,313
                                                                                                      -----------
COMMUNICATIONS-FIXED--20.90%
      125  Allegiance Telecom Incorporated ......................          05/15/08         12.875        141,250
      250  Barak ITC ............................................          11/15/07         12.500+       142,500
      250  Flag Limited .........................................          01/30/08          8.250        232,500
      125  Global Crossing Holdings Limited** ...................          11/15/09          9.500        123,750
      250  Globenet Communications Group** ......................          01/15/07         13.000        255,000
      125  GST Equipment Funding Incorporated ...................          05/01/07         13.250        123,750
      250  Hyperion Telecommunications Incorporated .............          11/01/07         12.000        263,750
      250  KMC Telecom Holdings Incorporated ....................          05/15/09         13.500        250,000
      250  Metromedia Fiber Network Incorporated ................          11/15/08         10.000        255,625
      250  NEXTLINK Communications Incorporated .................          06/01/09         10.750        257,500
      125  NorthEast Optic Network Incorporated .................          08/15/08         12.750        132,500
      250  Pathnet Incorporated .................................          04/15/08         12.250        160,000
      250  Viatel Incorporated ..................................          04/15/08         12.500+       156,250
      125  Williams Communications Group ........................          10/01/09         10.875        130,780
                                                                                                      -----------
                                                                                                        2,625,155
                                                                                                      -----------
COMMUNICATIONS-MOBILE--5.58%
      250  Nextel Communications Incorporated ...................          02/15/08          9.950+       175,625
      500  Spectrasite Holdings Incorporated ....................          04/15/09         11.250+       267,500
      250  Voicestream Wire** ...................................          11/15/09         10.375        257,500
                                                                                                      -----------
                                                                                                          700,625
                                                                                                      -----------
CONSUMER MANUFACTURING--1.71%
      250  Decora Industries Incorporated .......................          05/01/05         11.000        215,000
                                                                                                      -----------


                                                                               5

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


PRINCIPAL
AMOUNT                                                                    MATURITY        INTEREST
 (000)                                                                     DATES            RATES         VALUE
---------                                                                 ----------      -----------    --------
CORPORATE BONDS--(CONTINUED)
ENERGY--4.22%
$     175  GulfMark Offshore Incorporated .......................          06/01/08          8.750%     $ 161,000
      250  R & B Falcon Corporation .............................          12/15/08          9.500        250,625
      125  Tesoro Petroleum Corporation .........................          07/01/08          9.000        119,063
                                                                                                      -----------
                                                                                                          530,688
                                                                                                      -----------
FINANCIAL SERVICES-1.58%
      125  Airplanes Pass-Through Trust .........................          03/15/19         10.875        111,250
      250  Signet Capital Trust I ...............................          08/15/27          9.500         87,500
                                                                                                      -----------
                                                                                                          198,750
                                                                                                      -----------
FOOD & BEVERAGE--1.89%
      250  Iowa Select Farms L.P.** .............................          12/01/05         10.750        122,500
      125  Packaged Ice Incorporated ............................          02/01/05          9.750        114,375
                                                                                                      -----------
                                                                                                          236,875
                                                                                                      -----------
GAMING--3.80%
      500  Park Place Entertainment Corporation .................          12/15/05          7.875        477,500
                                                                                                      -----------
GENERAL INDUSTRIAL--4.75%
      250  Blount Incorporated** ................................          08/01/09         13.000        263,750
      125  Jordan Telecommunication Products ....................          08/01/07         11.750+       135,000
      250  Sabreliner Corporation** .............................          06/15/08         11.000        197,500
                                                                                                      -----------
                                                                                                          596,250
                                                                                                      -----------
HEALTHCARE--2.04%
      125  Fresenius Medical Care Capital Trust .................          02/01/08          7.875        116,250
      150  Tenet Healthcare Corporation .........................          12/01/08          8.125        139,500
                                                                                                      -----------
                                                                                                          255,750
                                                                                                      -----------
HOTELS & LODGING--5.45%
      300  Host Marriott L.P. ...................................          02/15/06          8.375        282,000
      250  Signature Resorts Incorporated .......................          05/15/06          9.250        233,750
      250  Silverleaf Resorts Incorporated ......................          04/01/08         10.500        168,750
                                                                                                      -----------
                                                                                                          684,500
                                                                                                      -----------
REAL ESTATE--1.82%
      250  D.R. Horton Incorporated .............................          02/01/09          8.000        228,750
                                                                                                      -----------
RESTAURANTS--1.59%
      250  American Restaurant Group Incorporated ...............          02/15/03         11.500        200,000
                                                                                                      -----------
RETAIL--5.52%
      375  Advance Stores Company Incorporated ..................          04/15/08         10.250        322,500
      375  Ames Department Stores Incorporated ..................          04/15/06         10.000        371,250
                                                                                                      -----------
                                                                                                          693,750
                                                                                                      -----------


6

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


PRINCIPAL
AMOUNT                                                                    MATURITY        INTEREST
 (000)                                                                     DATES            RATES         VALUE
---------                                                                 ----------      -----------    --------
CORPORATE BONDS--(CONCLUDED)
SERVICE--7.63%
$     250  Allied Waste North America Incorporated** ............          08/01/09         10.000%     $ 223,125
      250  Ameriserve Food Distribution Incorporated ............          07/15/07         10.125         85,000
      250  Atlantic Express Transportation Corporation ..........          02/01/04         10.750        242,500
      250  Budget Group Incorporated ............................          04/01/06          9.125        232,500
      250  Premier Graphics Incorporated ........................          12/01/05         11.500        175,000
                                                                                                      -----------
                                                                                                          958,125
                                                                                                      -----------
SUPERMARKETS & DRUGSTORES--0.98%
      125  The Pantry Incorporated ..............................          10/15/07         10.250        122,500
                                                                                                      -----------
TECHNOLOGY--7.39%
      125  Fairchild Semiconductor Corporation ..................          03/15/07         10.125        127,500
      250  Intersil Corporation** ...............................          08/15/09         13.250        272,500
      250  SCG Holdings Corporation** ...........................          08/01/09         12.000        266,250
      250  Verio Incorporated ...................................          12/01/08         11.250        262,500
                                                                                                      -----------
                                                                                                          928,750
                                                                                                      -----------
TRANSPORTATION--1.67%
      250  Stena AB .............................................          06/15/07          8.750        210,000
                                                                                                      -----------
UTILITIES--1.01%
      125  AES Corporation ......................................          06/01/09          9.500        126,250
                                                                                                      -----------
Total Corporate Bonds (cost--$12,598,151) .......................                                      12,272,031
                                                                                                      -----------


  NUMBER OF
  WARRANTS
------------
WARRANTS(a)--0.36%
CABLE--0.06%
      125  Park 'N View Incorporated ............................                                           8,125
                                                                                                      -----------
TECHNOLOGY--0.30%
      250  Intersil Corporation .................................                                          37,500
                                                                                                      -----------
Total Warrants (cost--$0) .......................................                                          45,625
                                                                                                      -----------
Total Investments (Cost--$12,598,151)--98.06% ...................                                      12,317,656
Other assets in excess of liabilities--1.94% ....................                                         243,496
                                                                                                      -----------
Net Assets--100.00% .............................................                                     $12,561,152
                                                                                                      -----------
                                                                                                      -----------

---------------------
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.


                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999

ASSETS

Investments, at value (cost--$12,598,151) ......................................................     $ 12,317,656
Cash ...........................................................................................            3,755
Interest receivable ............................................................................          278,254
                                                                                                      -----------
Total assets ...................................................................................       12,599,665
                                                                                                      -----------
LIABILITIES

Payable to investment adviser and administrator ................................................            5,255
Accrued expenses and other liabilities .........................................................           33,258
                                                                                                      -----------
Total liabilities ..............................................................................           38,513
                                                                                                      -----------
NET ASSETS

Beneficial interest shares of $0.001 par value outstanding--1,069,280;
(unlimited amount authorized) .................................................................        12,879,017
Distributions in excess of net realized gain from investment transactions .....................           (37,370)
Net unrealized depreciation of investments ....................................................          (280,495)
                                                                                                      -----------
Net assets ....................................................................................      $ 12,561,152
                                                                                                      -----------
                                                                                                      -----------
Net asset value, offering price and redemption value per share ................................            $11.75
                                                                                                           ------
                                                                                                           ------


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                    FOR THE
                                                                                                   YEAR ENDED
                                                                                                DECEMBER 31, 1999
                                                                                                -----------------
INVESTMENT INCOME:
Interest .......................................................................................  $ 1,330,696
                                                                                                  -----------
EXPENSES:
Investment advisory and administration .........................................................       61,666
Legal and audit ................................................................................       39,834
Reports and notices to shareholders ............................................................       36,400
Custody and accounting .........................................................................        8,912
Trustees' fees .................................................................................        7,500
Transfer agency fees and related service expenses ..............................................        2,250
Other expenses .................................................................................       10,202
                                                                                                  -----------
                                                                                                      166,764
                                                                                                  -----------
Net investment income ..........................................................................    1,163,932
                                                                                                  -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investments ............................................................       68,718
Net change in unrealized appreciation/depreciation of investments ..............................     (602,992)
                                                                                                  -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT TRANSACTIONS ..................................     (534,274)
                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................  $   629,658
                                                                                                  -----------
                                                                                                  -----------


                See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  FOR THE PERIOD
                                                                                 FOR THE        SEPTEMBER 28, 1998+
                                                                                YEAR ENDED            THROUGH
                                                                             DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                             -----------------   -----------------
FROM OPERATIONS:
Net investment income .....................................................    $ 1,163,932           $ 172,736
Net realized gain from investments ........................................         68,718              20,596
Net change in unrealized appreciation/depreciation of investments .........       (602,992)            322,497
                                                                               -----------         -----------
Net increase in net assets resulting from operations ......................        629,658             515,829
                                                                               -----------         -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................     (1,164,637)           (172,829)
Net realized gains from investment transactions ...........................       (105,920)            (20,722)
                                                                               -----------         -----------
Total dividends and distributions to shareholders .........................     (1,270,557)           (193,551)
                                                                               -----------         -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ......................................      2,655,976          10,610,658
Cost of shares repurchased ................................................     (1,850,878)                (90)
Dividend reinvestment .....................................................      1,464,107                --
                                                                               -----------         -----------
Net increase in net assets from beneficial interest transactions ..........      2,269,205          10,610,568
                                                                               -----------         -----------
Net increase in net assets ................................................      1,628,306          10,932,846

NET ASSETS:
Beginning of period .......................................................     10,932,846                --
                                                                               -----------         -----------
End of period .............................................................    $12,561,152         $10,932,846
                                                                               -----------         -----------
                                                                               -----------         -----------

---------------
+ Commencement of operations


               See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Mitchell Hutchins Series Trust--High Income (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund") which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

     The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12 to Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

     The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement,

NOTES TO FINANCIAL STATEMENTS

realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

BANK LINE OF CREDIT

     The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At December 31, 1999, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having an excess of value over cost) ......   $ 499,052
     Gross depreciation (investments having an excess of cost over value) ......    (779,547)
                                                                                   ---------
     Net unrealized depreciation of investments ................................   $(280,495)
                                                                                   ---------
                                                                                   ---------

NOTES TO FINANCIAL STATEMENTS

     For the year ended December 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $9,761,838 and $7,911,062, respectively.

FEDERAL TAX STATUS

     The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, distributions in excess of net investment income was decreased by $798, distributions in excess of net realized gain from investment transactions were increased by $42 and beneficial interest was decreased by $756.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                                 FOR THE PERIOD
                                                                                 FOR THE       SEPTEMBER 28, 1998+
                                                                               YEAR ENDED           THROUGH
                                                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                            -----------------  -----------------
Shares sold ................................................................    208,151             881,787
Shares redeemed ............................................................   (144,354)                 (7)
Shares reinvested ..........................................................    123,703                 --
                                                                               --------             -------
Net increase ...............................................................    187,500             881,780
                                                                               --------             -------
                                                                               --------             -------

-----------
+  Commencement of operations

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                        FOR THE PERIOD
                                                                                   FOR THE           SEPTEMBER 28, 1998+
                                                                                  YEAR ENDED               THROUGH
                                                                               DECEMBER 31, 1999      DECEMBER 31, 1998
                                                                               -----------------     -------------------
Net asset value, beginning of period ......................................         $ 12.40                 $ 12.00
                                                                                    -------                 -------
Net investment income .....................................................            1.21                    0.20
Net realized and unrealized gains (losses) from investments ...............           (0.54)                   0.42
                                                                                    -------                 -------
Net increase from investment operations ...................................            0.67                    0.62
                                                                                    -------                 -------
Dividends from net investment income ......................................           (1.21)                  (0.20)
Distributions from net realized gains from investments ....................           (0.11)                  (0.02)
                                                                                    -------                 -------
Total dividends and distributions .........................................           (1.32)                  (0.22)
                                                                                    -------                 -------
Net asset value, end of period ............................................         $ 11.75                 $ 12.40
                                                                                    -------                 -------
                                                                                    -------                 -------
Total investment return(1) ................................................            5.42%                   5.16%
                                                                                    -------                 -------
                                                                                    -------                 -------
Ratios/Supplemental Data:
Net assets, end of period (000's) .........................................         $12,561                 $10,933
Expenses to average net assets ............................................           1.35%                    1.20%*
Net investment income to average net assets ...............................           9.44%                    7.04%*
Portfolio turnover rate ...................................................             69%                      21%

----------
+  Commencement of operations
*  Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST--HIGH INCOME PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--High Income Portfolio

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--High Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust, (the "Fund")) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended December 31, 1999 and the period from September 28, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--High Income Portfolio at December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended December 31, 1999 and the period from September 28, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP

New York, New York
February 16, 2000

                                 ANNUAL REPORT

--------------------------------------------------------------------------------
                                                       MITCHELL

                                                       HUTCHINS SERIES

                                                       TRUST



                                                       HIGH INCOME

                                                       PORTFOLIO



                                                       DECEMBER 31, 1999







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